UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 6, 2021

TPT Global Tech, Inc.
(Exact name of registrant as specified in its charter)

FL	333-222094	81-3903357
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

501 West Broadway, Suite 800, San Diego, CA 921101

(Address of Principal Executive Offices) (Zip Code)

(619)301-4200

Registrant's telephone number, including area code

_____________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each Class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

FirstFire Global Opportunities Fund LLC

Convertible Promissory Note:

Effective October 6, 2021, TPT Global Tech, Inc. (the “Company”) and FirstFire Global Opportunities Fund LLC (“Holder”) entered into a Convertible Promissory Note totaling $1,087,000 (“Note 1,” Exhibit 10.1) and a Securities Purchase Agreement (“SPA 1,” Exhibit 10.2 (altogether, the “Transaction Documents”).

Note 1 is due nine months from funding, has an original issue discount of 8% and interest rate at 10% per annum (default, as defined, at 24%). There is a mandatory conversion in the event a Nasdaq Listing prior to nine months from funding for which the Holder’s principal and interest balances will be converted at a price equal to 25% discount to the opening price on the first day the Company trades on Nasdaq. There is also a voluntary conversion of all principal and accrued interest at the discretion of the Holder at the lower of (1) 75% of the two lowest trade prices during the fifteen consecutive trading day period ending on the trading day immediately prior to the applicable conversion date or (2) discount to market based on subsequent financings with other investors. The Holder was given registration rights. Note 1 may be prepaid in whole or in part of the outstanding balances at 115 % prior to maturity. 125,000,000 common shares of the Company have been reserved with the transfer agent for possible conversion. The use of proceeds will be for working capital and to pay off existing debt.

Securities Purchase Agreement:

The Company and the Holder executed the Securities Purchase Agreement (“SPA 1”) in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA 1 outlines the purchase of the Note 1 (the “Securities”), and the Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in the SPA 1 in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

Cavalry Investment Fund LP

Convertible Promissory Note:

Effective October 13, 2021, TPT Global Tech, Inc. (the “Company”) and Cavalry Investment Fund LP (“Holder”) entered into a Convertible Promissory Note totaling $271,250 (“Note 2,” Exhibit 10.3) and a Securities Purchase Agreement (“SPA 2,” Exhibit 10.4 (altogether, the “Transaction Documents”).

Note 2 is due nine months from funding, has an original issue discount of 8% and interest rate at 10% per annum (default, as defined, at 24%). There is a mandatory conversion in the event a Nasdaq Listing prior to nine months from funding for which the Holders principal and interest balances will be converted at a price equal to 25% discount to the opening price on the first day the Company trades on Nasdaq. There is also a voluntary conversion of all principal and accrued interest at the discretion of the Holder at the lower of (1) 75% of the two lowest trade prices during the fifteen consecutive trading day period ending on the trading day immediately prior to the applicable conversion date or (2) discount to market based on subsequent financings with other investors. The Holder was given registration rights. Note 2 may be prepaid in whole or in part of the outstanding balances at 115 % prior to maturity. 31,250,000 common shares of the Company have been reserved with the transfer agent for possible conversion. The use of proceeds will be for working capital and to pay off existing debt.

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Securities Purchase Agreement:

The Company and the Holder executed the Securities Purchase Agreement (“SPA 2”) in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA 2 outlines the purchase of the Note 2 (the “Securities”), and the Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in the SPA 2 in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

Cavalry Fund I, LP

Convertible Promissory Note:

Effective October 13, 2021, TPT Global Tech, Inc. (the “Company”) and Cavalry Fund I, LP (“Holder”) entered into a Convertible Promissory Note totaling $815,250 (“Note 3,” Exhibit 10.5) and a Securities Purchase Agreement (“SPA 3,” Exhibit 10.6 (altogether, the “Transaction Documents”).

Note 3 is due nine months from funding, has an original issue discount of 8% and interest rate at 10% per annum (default, as defined, at 24%). There is a mandatory conversion in the event a Nasdaq Listing prior to nine months from funding for which the Holders principal and interest balances will be converted at a price equal to 25% discount to the opening price on the first day the Company trades on Nasdaq. There is also a voluntary conversion of all principal and accrued interest at the discretion of the Holder at the lower of (1) 75% of the two lowest trade prices during the fifteen consecutive trading day period ending on the trading day immediately prior to the applicable conversion date or (2) discount to market based on subsequent financings with other investors. The Holder was given registration rights. Note 3 may be prepaid in whole or in part of the outstanding balances at 115 % prior to maturity. 93,750,000 common shares of the Company have been reserved with the transfer agent for possible conversion. The use of proceeds will be for working capital and to pay off existing debt.

Securities Purchase Agreement:

The Company and the Holder executed the Securities Purchase Agreement (“SPA 3”) in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act, and/or Section 4(a)(2) of the 1933 Act. The SPA 3 outlines the purchase of the Note 3 (the “Securities”), and the Holder understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth in the SPA 3 in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Securities.

Item 1.02 Termination of a Material Definitive Agreement

On March 18, 2019, the Company issued to the Investor a convertible promissory note in the principal amount of $600,000.00 (the “Auctus Promissory Note”) and Warrant Agreement (the “Auctus Warrant Agreement”) pursuant to that certain securities purchase agreement dated March 18, 2019 (the “Auctus SPA”) with Auctus Fund, LLC (“Auctus”). Pursuant to claims by Auctus that the Company had not complied with terms of the Auctus SPA, the Company and Auctus entered into a settlement agreement dated October 13, 2021 whereby the Company would pay $763,231.97 and allowance of Auctus exercising its right to exercise 15,000,000 warrants to purchase 15,000,000 common shares of common stock. Auctus agreed to limit the sale of common shares of the Company to 2,000,000 during each respective calendar week. At the time of the settlement agreement, the Company had recorded approximately $1,700,000 in accrued principal and interest and an additional derivative liability of approximately $3,800,000. The Settlement and Mutual Release Agreement is attached hereto as Exhibit 10.7.

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Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See the disclosures under Item 1.01 of this Current Report on Form 8-K, incorporated herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities

See the disclosures under Item 1.01 and Item 1.02 of this Current Report on Form 8-K, incorporated herein by this reference.

Item 7.01 Regulation FD Disclosure.

Press Release

The information in this Item 7.01 of this Current Report is furnished pursuant to Item 7.01 and shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing.

On September 14, 2021, the Company issued a press release entitled “TPT Global Tech's SaaS Division's Gaming Social Media APP "VOICOPS" is LIVE!” A copy of the press release is attached hereto as Exhibit 99.1.

On September 17, 2021, the Company issued a press release entitled “As Covid Delta Variant Continues Rising, TPT Global's Subsidiary TPT MedTech Expands Caribbean Presence with New Testing Capabilities in Grenada.” A copy of the press release is attached hereto as Exhibit 99.2.

On September 22, 2021, the Company issued a press release entitled “TPT Global Tech's Subsidiary TPT MedTech Partners with Grenada’s St. Augustine Medical Services (SAMS) to Provide Comprehensive Covid Testing Capabilities in Grenada.” A copy of the press release is attached hereto as Exhibit 99.3.

On October 12, 2021, the Company issued a press release entitled “TPT Global Tech CEO Stephen J. Thomas III to Present at the Emerging Growth Conference on October 13, 2021.” A copy of the press release is attached hereto as Exhibit 99.4.

On October 13, 2021, the Company issued a press release entitled “TPT Global Tech, Inc. Signs Joint Venture Agreement with India's Alpha Design Technologies To Launch Subsidiary TPT Alpha Design Establishing Combined Operations In the United States.” A copy of the press release is attached hereto as Exhibit 99.5.

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Item 9.01 Exhibits

The following exhibits are filed with this report on Form 8-K.

Exhibit Number	Exhibit
10.1	Convertible Promissory Note with FirstFire Global Opportunities Fund LLC
10.2	Securities Purchase Agreement with FirstFire Global Opportunities Fund LLC
10.3	Convertible Promissory Note with Cavalry Investment Fund, LP
10.4	Securities Purchase Agreement with Cavalry Investment Fund, LP
10.5	Convertible Promissory Note with Cavalry Fund I, LP
10.6	Securities Purchase Agreement with Cavalry Fund I, LP
10.7	Settlement and Mutual Release Agreement with Auctus Fund, LLC
99.1	Press Release, dated September 14, 2021
99.2	Press Release, dated September 17, 2021
99.3	Press Release, dated September 22, 2021
99.4	Press Release, dated October 12, 2021
99.5	Press Release, dated October 13, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

TPT Global Tech, Inc.

By:	/s/ Stephen J. Thomas III
Stephen J. Thomas III,
Chief Operating Officer

Date: October 18, 2021

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